                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                   1-8269                31-1001351
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)

    100 East RiverCenter Boulevard                           41011
             Suite 1600                                    (Zip Code)
         Covington, Kentucky
(Address of principal executive offices)

Registrant's telephone number, including area code: (859) 392-3300

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

     (c) Exhibits.

      Exhibit Number           Description of Exhibit
      --------------           -----------------------
           99.1                Press Release of Omnicare, Inc., dated July 31, 2003


Item 12. Results of Operations and Financial Condition

         On July 31, 2003, Omnicare, Inc. issued a press release announcing its financial results for the second quarter of 2003. The text of the release is attached as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   OMNICARE, INC.

               By: /s/ David W. Froesel, Jr.
                   ----------------------------
                   Name:  David W. Froesel, Jr.
                   Title: Senior Vice President and Chief Financial Officer

Dated: July 31, 2003

                                       2



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                                INDEX TO EXHIBITS

      Exhibit Number           Description of Exhibit
      --------------           -----------------------
           99.1                Press Release of Omnicare, Inc., dated July 31, 2003


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                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'

The service mark symbol shall be expressed as...............................'sm'